Exhibit 99.1

Wireless Telecom GroupINC.

25 Eastmans Road, Parsippany, NJ 07054

Tel. (973) 386-9696 Fax (973) 402-4042

WIRELESS TELECOM GROUP ANNOUNCES

THIRD QUARTER 2022 FINANCIAL RESULTS

NEWS RELEASE

Highlights for the quarter ended September 30, 2022:

●	Net revenues of $5.3 million, a decrease of 27.7% from the same period last year
●	Gross profit of $2.7 million, gross profit margin of 49.9%, compared to gross profit margin of 54.8% for the same period last year
●	GAAP operating loss of $2.6 million compared to $2.1 million in the same period last year
●	Net loss from continuing operations of $2.3 million, compared to $1.2 million in the same period last year
●	Non-GAAP adjusted EBITDA loss of $1.4 million, compared to a non-GAAP adjusted EBITDA loss of $486,000 in the same period last year
●	New customer contracts of $13.0 million in the third quarter, which includes $11.6 million of bookings and a $1.4 million research grant which will be recognized as an offset to R&D expenses as incurred
●	Backlog of $12.8 million, reflecting a doubling of the $6.4 million backlog at June 30, 2022, and excludes the impact of the $1.4 million research grant

November 14, 2022

Parsippany, New Jersey – Wireless Telecom Group, Inc. (NYSE American: WTT) (the “Company”) announced today results for the three months ended September 30, 2022. The earnings call previously announced in the Company’s press release dated November 7th, 2022 has been cancelled due to the continuing strategic alternatives process.

Tim Whelan, CEO of Wireless Telecom Group, Inc. stated, “We are focused on our strategic alternatives process and evaluating the return of excess cash to shareholders, and we expect to communicate more about this in the future. With respect to our third quarter, we are exceptionally pleased with the accomplishment of record bookings and contract signatures in the third quarter, which far exceeded initial expectations of $8 to $10 million, and underscores the long-term health of the business.”

Mr. Whelan continued, “Our third quarter saw a recovery from first half customer order uncertainty, and we realized a record quarter of contract signatures of $13.0 million which included multiple large orders initially projected for close prior to June 30, as well as strong bookings in both of our segments. As a result, we have realized significant increases in our backlog which are expected to lead to improving revenues and gross profits in the quarters ahead.”

Third Quarter 2022 Operating Results:

●	Net revenues of $5.3 million, a decrease of $2.0 million, or 27.7% over the prior year period primarily due to decreased revenue of $1.9 million in our Test & Measurement (“T&M”) segment. Third quarter revenue reflected lower than expected first half bookings caused by the Ukraine conflict disrupting the timing of military and defense spend, as well as general economic uncertainty impacting the closure of deals in our sales funnel in the second quarter.
●	Gross profit of $2.7 million, a decrease of $1.4 million, or 34.2% over the prior year period due primarily to lower T&M revenues. Gross profit margin declined from 54.8% to 49.9% due primarily to lower absorption of fixed manufacturing costs at T&M.
●	Backlog of $12.8 million, an increase of $6.4 million from June 30, 2022.
●	Operating expenses were $5.2 million, a decrease of $913,000, or 14.8% from the prior year period, primarily due to the recognition of a $1 million loss on the change in the fair value of contingent consideration of the Holzworth earn out in 2021.
●	GAAP net loss from continuing operations of $2.3 million compared to a net loss from continuing operations of $1.2 in the prior year period due primarily to lower T&M gross profits and a lower tax benefit in 2022, offset by the recognition of a $1 million loss on the change in the fair value of contingent consideration of the Holzworth earn out in 2021.
●	Non-GAAP adjusted EBITDA loss of $1.4 million compared to an Adjusted EBITDA loss of $486,000 in the prior year due primarily to lower revenues and gross profit. Non-GAAP adjusted EBITDA is a metric the Company uses to measure our core operations. A reconciliation of non-GAAP adjusted EBITDA to GAAP net income is provided later in this press release.

Cash Flow and Balance Sheet:

●	Net increase in Cash and Cash Equivalents of $6.2 million, reflecting the sale of the Microlab business in 2022, offset by the extinguishment of debt, share repurchases and higher working capital.
●	Short-term and long-term debt of $0 as of September 30, 2022 compared to $3.7 million as of December 31, 2021.

Contact

Michael Kandell

25 Eastmans Road

Parsippany, NJ 07054

Tel: (973) 386-9696

Fax: (973) 386-9191

www.wirelesstelecomgroup.com

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”). Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance but provide supplemental information concerning our performance that our investors and we find useful.

The Company defines Non-GAAP adjusted operating income/(loss) as GAAP operating income/(loss) excluding non-cash amortization expense of purchased intangible assets, non-recurring expenses associated with acquisition and divestiture activities, expenses associated with our strategic initiatives and non-cash stock compensation expense.

The Company defines Non-GAAP adjusted net income/(loss) from continuing operations as GAAP net income/(loss) from continuing operations excluding non-cash amortization expense of purchased intangible assets, non-recurring expenses associated with acquisition and divestiture activities, expenses associated with our strategic initiatives, non-cash stock compensation expense and the loss on extinguishment of our Muzinich and Bank of America N.A. credit facilities.

The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization. “Adjusted EBITDA” is EBITDA excluding our stock compensation expense, restructuring charges, acquisition and divestitures expenses, expenses associated with our strategic initiatives, integration expenses, unrealized and realized foreign exchange gains and losses, purchase accounting adjustments, non-recurring legal fees associated with the Harris arbitration, goodwill and indefinite lived intangible asset impairment charges, (gain)/loss on change in fair value of contingent consideration, gain on extinguishment of our PPP loan, loss on extinguishment of our Muzinich and Bank of America N.A. credit facilities and other non-recurring costs. A reconciliation of net income/(loss) to non-GAAP Adjusted EBITDA is included as an attachment to this press release.

The Company views Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Operating Income/(Loss) and Non-GAAP Adjusted Net Income/(Loss) from Continuing Operations as important indicators of performance, consistent with the manner in which management measures and forecasts the Company’s performance. We believe these Non-GAAP measures are important performance metrics because they facilitate the analysis of our results, exclusive of certain non-cash and non-recurring items, including items which do not directly correlate to our business operations.

The Company believes that Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Operating Income/(Loss) and Non-GAAP Adjusted Net Income/(Loss) from Continuing Operations metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, the performance of our management team and our management’s entitlement to incentive compensation; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, our expectations with respect to bookings, backlog and strategic alternatives, among other things. Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the ongoing impact that the conflict in Ukraine and related sanctions have had and may continue to have on our business, supply chain, transportation costs, and our backlog; the impact that the evolving COVID-19 pandemic has had and may continue to have on our supply chain, human capital and the general economy in the future; the impact inflation has had and may continue to have on our business and the economy in general, our dependency on capital spending on data and communication networks by our customers and end users; our dependency on the deployment of 4G LTE and 5G NR private networks and related services to grow our business; the impact of the loss of any significant customers; the ability of our management to successfully implement our evolving business plan; the impact of competitive products and pricing; our abilities to protect our intellectual property rights and our ability to manage risks related to our information technology and cyber security as well as other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. These forward-looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

About Wireless Telecom Group, Inc.

Wireless Telecom Group, Inc., comprised of Boonton, CommAgility, Holzworth, and Noisecom, is a global designer and manufacturer of advanced RF and microwave components, modules, systems, and instruments. Serving the wireless, telecommunication, satellite, military, aerospace, and semiconductor industries, Wireless Telecom Group products enable innovation across existing and emerging wireless technologies. With a product portfolio including peak power meters, signal generators, phase noise analyzers, signal processing modules, LTE PHY/stack software, noise sources, and programmable noise generators, Wireless Telecom Group supports the development, testing, and deployment of wireless technologies around the globe. Wireless Telecom Group, Inc.’s website address is wirelesstelecomgroup.com.

Wireless Telecom GroupINC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)

(UNAUDITED)

(In thousands, except per share amounts)

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
	2022	2021	2022	2021
Net revenues	$5,330	$7,376	$18,994	$23,348

Cost of revenues	2,672	3,334	8,566	10,074

Gross profit	2,658	4,042	10,428	13,274

Operating expenses
Research and development	1,068	1,210	3,352	3,610
Sales and marketing	1,100	1,201	3,620	3,540
General and administrative	3,071	2,741	9,169	8,379
Loss on change in contingent consideration	-	1,000	-	1,000
Total operating expenses	5,239	6,152	16,141	16,529

Operating loss	(2,581)	(2,110)	(5,713)	(3,255)

Gain/(loss) on extinguishment of debt	-	-	(792)	2,045
Other income/(expense)	(46)	20	87	29
Interest income/(expense)	18	(365)	(159)	(947)

Income/(loss) before taxes	(2,609)	(2,455)	(6,577)	(2,128)
Tax benefit	(341)	(1,255)	(1,540)	(1.390)
Net income/(loss) from continuing operations	$(2,268)	$(1,200)	$(5,037)	$(738)

Net income from discontinued operations, net of taxes	87	1,013	11,695	1,854
Net income/(loss)	$(2,181)	$(187)	$6,658	$1,116

Other comprehensive income/(loss):
Foreign currency translation adjustments	(244)	(152)	(761)	(64)
Comprehensive income/(loss)	$(2,425)	$(339)	$5,897	$1,052

Income/(loss) per share from continuing operations:
Basic	$(0.11)	$(0.05)	$(0.23)	$(0.03)
Diluted	$(0.11)	$(0.05)	$(0.23)	$(0.03)

Income per share from discontinued operations:
Basic	$0.00	$0.05	$0.53	$0.08
Diluted	$0.00	$0.05	$0.53	$0.08

Income/(loss) per share:
Basic	$(0.10)	$0.00	$0.30	$0.05
Diluted	$(0.10)	$0.00	$0.30	$0.05

Weighted average shares outstanding:
Basic	21,134	22,234	21,886	21,900
Diluted	21,134	22,234	21,886	21,900

CONSOLIDATED BALANCE SHEETS

(In thousands, except number of shares and par value)

	September 30 2022	December 31 2021
	(Unaudited)
CURRENT ASSETS
Cash & cash equivalents	$10,726	$4,472
Accounts receivable - net of reserves of $183 and $196, respectively	4,329	2,407
Inventories - net of reserves of $686 and $681, respectively	5,685	5,088
Prepaid expenses and other current assets	2,196	1,689
Current assets of discontinued operations	-	6,869
TOTAL CURRENT ASSETS	22,936	20,525

PROPERTY PLANT AND EQUIPMENT - NET	1,162	1,110

OTHER ASSETS
Goodwill	9,405	10,108
Acquired intangible assets, net	3,070	3,661
Deferred income taxes	2,412	5,580
Right of use assets	724	1,146
Other assets	253	284
Non current assets of discontinued operations	-	1,937
TOTAL OTHER ASSETS	15,864	22,716

TOTAL ASSETS	$39,962	$44,351

CURRENT LIABILITIES
Short term debt	$-	$126
Accounts payable	1,527	1,481
Short term leases	369	585
Accrued expenses and other current liabilities	4,307	6,676
Deferred revenue	92	408
Current liabilities of discontinued operations	-	1,965
TOTAL CURRENT LIABILITIES	6,295	11,241

LONG TERM LIABILITIES
Long term debt	-	3,595
Long term leases	397	615
Other long term liabilities	30	52
Deferred tax liability	189	228
TOTAL LONG TERM LIABILITIES	616	4,490

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value, 2,000,000 shares authorized, none issued	-	-
Common stock, $.01 par value, 75,000,000 shares authorized 36,535,636 and 35,915,636 shares issued, 21,570,439 and 22,666,072 shares outstanding	366	359
Additional paid in capital	52,635	51,555
Retained earnings	7,210	554
Treasury stock at cost, 14,965,197 and 13,249,564 shares	(27,170)	(24,619)
Accumulated other comprehensive income	10	771
TOTAL SHAREHOLDERS’ EQUITY	33,051	28,620

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$39,962	$44,351

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Nine Months
	Ended September 30
	2022	2021
CASH FLOWS PROVIDED/(USED) BY OPERATING ACTIVITIES
Net income	$6,658	$1,116
Adjustments to reconcile net loss to net cash provided/(used) by operating activities:
Depreciation and amortization	1,081	1,604
Extinguishment of PPP loan	-	(2,045)
Loss on extinguishment of term debt	792	-
Gain on sale of Microlab	(16,490)	-
Amortization of debt issuance fees	55	217
Share-based compensation expense	950	302
Deferred rent	(22)	(22)
Deferred income taxes	3,169	(387)
Provision for doubtful accounts	(13)	72
Inventory reserves	35	115
Changes in assets and liabilities, net of divestiture:
Accounts receivable	(2,052)	(1,998)
Inventories	(960)	(993)
Prepaid expenses and other assets	(88)	459
Accounts payable	506	728
Deferred revenue	(285)	(225)
Accrued expenses and other liabilities	(1,034)	1,592
Net cash provided/(used) by operating activities	(7,698)	535

CASH FLOWS PROVIDED/(USED) BY INVESTING ACTIVITIES
Capital expenditures	(582)	(417)
Deferred purchase price payment	(250)	(200)
Divestiture of Microlab, net	22,969	-
Net cash provided/(used) by investing activities	22,137	(617)

CASH FLOWS USED BY FINANCING ACTIVITIES
Revolver borrowings/(repayments), net	-	45
Term loan borrowings	-	345
Term loan repayments	(4,422)	(4,191)
Acquisition of treasury stock	(2,525)	-
Payment of contingent consideration	(1,097)	(460)
Proceeds from exercise of stock options	137	209
Shares withheld for employee taxes	(26)	(44)
ATM share sold	-	565
Net cash used by financing activities	(7,933)	(3,531)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(252)	(14)
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	6,254	(3,627)

Cash and Cash Equivalents, at Beginning of Period	4,472	4,910

CASH AND CASH EQUIVALENTS, AT END OF PERIOD	$10,726	$1,283

SUPPLEMENTAL INFORMATION:
Cash paid during the period for interest	$122	$698
Cash paid during the period for income taxes	$957	$150

NET REVENUE AND GROSS PROFIT BY SEGMENT

(In thousands)

Unaudited

	Three months ended September 30
	Revenue		% of Revenue		Change
	2022	2021	2022	2021	Amount	Pct.
Test and measurement	4,080	5,931	76.5%	80.4%	(1,851)	-31.2%
Radio, baseband, software	1,250	1,445	23.5%	19.6%	(195)	-13.5%
Total net revenues	$5,330	$7,376	100.0%	100.0%	$(2,046)	-27.7%

	Three months ended September 30
	Gross Profit		Gross Profit %		Change
	2022	2021	2022	2021	Amount	Pct.
Test and measurement	2,132	3,367	52.3%	56.8%	(1,235)	-36.7%
Radio, baseband, software	526	675	42.1%	46.7%	(149)	-22.1%
Total gross profit	$2,658	$4,042	49.9%	54.8%	$(1,384)	-34.2%

	Nine months ended September 30
	Revenue		% of Revenue		Change
	2022	2021	2022	2021	Amount	Pct.
Test and measurement	15,628	16,779	82.3%	71.9%	(1,151)	-6.9%
Radio, baseband, software	3,366	6,569	17.7%	28.1%	(3,203)	-48.8%
Total net revenues	$18,994	$23,348	100.0%	100.0%	$(4,354)	-18.6%

	Nine months ended September 30
	Gross Profit		Gross Profit %		Change
	2022	2021	2022	2021	Amount	Pct.
Test and measurement	8,811	9,690	56.4%	57.8%	(879)	-9.1%
Radio, baseband, software	1,617	3,584	48.0%	54.6%	(1,967)	-54.9%
Total gross profit	$10,428	$13,274	54.9%	56.9%	$(2,846)	-21.4%

SEGMENT FINANCIAL STATEMENTS

(In thousands, unaudited)

	Three months ended			Three months ended			Nine months ended			Nine months ended
	September 30, 2022			September 30, 2021			September 30, 2022			September 30, 2021
	T&M	RBS	Total	T&M	RBS	Total	T&M	RBS	Total	T&M	RBS	Total
Net revenues	$4,080	$1,250	$5,330	$5,931	$1,445	$7,376	$15,628	$3,366	$18,994	$16,779	$6,569	$23,348
Cost of revenues	1,948	724	2,672	2,564	770	3,334	6,817	1,749	8,566	7,089	2,985	10,074
Gross profit	2,132	526	2,658	3,367	675	4,042	8,811	1,617	10,428	9,690	3,584	13,274

Operating expenses	1,787	1,418	3,205	1,858	1,684	3,542	5,645	4,456	10,101	5,338	5,307	10,645

Segment profitability	345	(892)	(547)	1,509	(1,009)	500	3,166	(2,839)	327	4,352	(1,723)	2,629

Corporate expenses			2,034			2,610			6,040			5,884
Operating loss			(2,581)			(2,110)			(5,713)			(3,255)

Other income/(expense)			(46)			20			(705)			2,074
Interest expense			18			(365)			(159)			(947)

Income/(loss) before taxes			(2,609)			(2,455)			(6,577)			(2,128)

Tax provision/(benefit)			(341)			(1,255)			(1,540)			(1,390)
Net income/(loss) from continuing operations			(2,268)			(1,200)			(5,037)			(738)

Net income from discontinued operations, net of tax			87			1,013			11,695			1,854
Net income/(loss)			$(2,181)			$(187)			$6,658			$1,116

Depreciation and Amortization	$260	$70	$330	$225	$249	$474	$794	$287	$1,081	$676	$742	$1,418

RECONCILIATION OF NON GAAP MEASURES

(In thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	Unaudited		Unaudited
	2022	2021	2022	2021
Net Income/(loss) from continuing operations	$(2,268)	$(1,200)	$(5,037)	$(738)
Tax Benefit	(341)	(1,255)	(1,540)	(1,390)
Depreciation and amortization expense	330	476	1,081	1,418
Interest (income)/expense	(18)	365	159	947
Non-GAAP EBITDA	(2,297)	(1,614)	(5,337)	237
Stock compensation expense	300	98	950	301
Divestiture and strategic initiative expenses	388	44	1,131	114
Restructuring Costs	-	-	-	36
Change in Fair Value of Contingent Consideration	-	1,000	-	1,000
FX (Gain)/Loss	135	(14)	145	(19)
PPP Loan Forgiveness	-	-	-	(2,045)
Loss on Extinguishment of Debt	-	-	792	-
Non recurring HR costs	100	-	100	-
Non Recurring Arbitration Legal Costs	-	-	-	4
Non-GAAP Adjusted EBITDA	$(1,374)	$(486)	$(2,219)	$(371)

GAAP Operating Income/(Loss), as reported	$(2,581)	$(2,110)	$(5,713)	$(3,255)

Adjustments:
Amortization of acquired intangible assets	143	329	521	990
Divestiture and strategic initiative expenses	388	44	1,131	114
Stock Compensation Expense	300	98	950	302
Restructuring costs and contingent consideration	-	1,000	-	1,025

Total Adjustments to operating income/(loss)	831	1,471	2,602	2,431

Non-GAAP Adjusted Operating Income/(Loss)	$(1,750)	$(639)	$(3,111)	$(824)

Net Income/(loss) from continuing operations, as reported	$(2,268)	$(1,200)	$(5,037)	$(738)

Adjustments:
Total pretax adjustments to operating income/(loss)	831	1,471	2,602	2,431
Loss/(Gain) on Extinguishment of Debt	-	-	792	(2,045)
Total Adjustments to Net loss from continuing operations	831	1,471	3,394	386
Tax effects of adjustments	244	516	995	135

Non-GAAP Adjusted Net Income/(loss) from continuing operations	$(1,681)	$(245)	$(2,638)	$(487)

Basic EPS, as reported	$(0.11)	$(0.05)	$(0.23)	$(0.03)
Diluted EPS, as reported	$(0.11)	$(0.05)	$(0.23)	$(0.03)

Non-GAAP Adjusted Basic EPS	$(0.08)	$(0.01)	$(0.12)	$(0.02)
Non-GAAP Adjusted Diluted EPS	$(0.08)	$(0.01)	$(0.12)	$(0.02)

Basic Shares	21,134	22,234	21,886	21,900
Diluted Shares	21,134	22,234	21,886	21,900